(PAGE) 1.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 1997

                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-7399                                             74-1366626
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                               504 LAVACA STREET
                                   SUITE 1004
                              AUSTIN, TEXAS 78701
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 708-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(PAGE)   2.
ITEM 5.  OTHER EVENTS

                 On December 22, 1997, the Registrant issued the press release attached as Exhibit 99.1 regarding the results of the voting at the Special Meeting of Shareholders held on December 19, 1997, for the purpose of approving the 1997 Incentive and Performance Stock Option Plan.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits.

                 99.1     TCC Industries, Inc. Press Release dated December 22,
                          1997.


                 Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TCC Industries, Inc.
                                       (Registrant)

Date:    December 30, 1997             By:      /s/ Robert Thomajan
                                                ------------------------------
                                                Robert Thomajan
                                                President

(PAGE)   3.
                                 EXHIBIT INDEX

<Capiton>
    EXHIBIT
    NUMBER                      DESCRIPTION

99.1             TCC Industries, Inc. Press Release dated  December 22, 1997.